Why Vote YES to: Authorized Shares Increase

Vote YES

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ **Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))**

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

BITMINE IMMERSION TECHNOLOGIES, INC.
(Name of registrant as specified in its charter)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date: Thursday, January 15, 2026

Time: 12:00 p.m., Pacific Time

Place: Wynn Las Vegas, 3131 Las Vegas Blvd S, Las Vegas, Nevada 89109

Record Date: December 8, 2025. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to attend and vote at, the Annual Meeting.

A list of registered stockholders as of the close of business on the Record Date will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of at least ten days prior to the Annual Meeting. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting. To inspect the stockholder list before the Annual Meeting, stockholders can email our Investor Relations department at ir@bitminetech.io. You will need the control number included on your proxy card or the instructions that accompanied your proxy materials.

Proxy Voting: **Your vote is important**. Please vote your shares as soon as possible over the telephone, on the Internet, or by mail by completing, signing, dating, and returning your proxy card or voting instruction form. Submitting your proxy now will not prevent you from voting your shares during the Annual Meeting, as your proxy is revocable at your option. We are requesting your vote as to the matters of business set forth below.

Matters of Business:

1. elect eight (8) directors for the next year;
2. to approve the charter amendment to increase the number of authorized shares of common stock;
3. to approve the 2025 Omnibus Incentive Plan; and
4. to approve, on a non-binding advisory basis, the special, performance-based compensation arrangement for the executive chairman.

By Order of the Board of Directors,

PROPOSAL 2 – THE CHARTER AMENDMENT PROPOSAL

On December 8, 2025, the Board unanimously adopted and declared the advisability of an amendment to the Amended and Restated Certificate of Incorporation (the "Charter") to increase the total number of shares of Common Stock the Company is authorized to issue from **500,000,000** shares to **50,000,000,000** shares (the "Charter Amendment"). The Board further directed that the Charter Amendment be considered at the annual meeting. Accordingly, at the annual meeting, stockholders will vote on a proposal to approve the Charter Amendment.

PROPOSAL 2 – THE CHARTER AMENDMENT PROPOSAL

On December 8, 2025, the Board unanimously adopted and declared the advisability of an amendment to the Amended and Restated Certificate of Incorporation (the "Charter") to increase the total number of shares of Common Stock the Company is authorized to issue from **500,000,000** shares to **50,000,000,000** shares (the "Charter Amendment"). The Board further directed that the Charter Amendment be considered at the annual meeting. Accordingly, at the annual meeting, stockholders will vote on a proposal to approve the Charter Amendment.


WHYYYY

PROPO … ROPOSAL

On Decemb … and declared the advisability … ed Certificate of Incorporation … ber of shares of Common Stock the Company is authorized to issue from **500,000,000** shares to **50,000,000,000** shares (the “Charter Amendment”). The Board further directed that the Charter Amendment be considered at the annual meeting. Accordingly, at the annual meeting, stockholders will vote on a proposal to approve the Charter Amendment.

SHARES: Why the need to increase authorized shares


WHYYYY

Illustrative | For Discussion Purposes

SHARES: Why the need to increase authorized shares

- Capital markets activities, including ATM, convertibles, warrants
- Opportunistic acquisitions, need shares
- Needed to accommodate share splits

BMNR: Stock price follows ETH price

ticker: BMNR


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XETUSD Curncy

BMNR: Stock price follows ETH price



ticker: BMNR
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Coefficient:
0.015 * ETH + ETH/share accretion
BMNR price tracks ETH
BMNR US Equity
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Ethereum

is the future of finance

BlackRock
@BlackRock

Tokenization is shaping the next evolution of global markets. In @TheEconomist, Larry Fink and Rob Goldstein discuss how tokenization can modernize market infrastructure, enhancing efficiency, transparency, and access by connecting traditional and digital finance. Read more:


The Economist

Larry Fink and Rob Goldstein on how tokenisation could transform finance

Ledgers haven't been this exciting since the invention of double-entry book-keeping

11:55 AM · Dec 1, 2025 · **250.6K** Views

121 | 441 | 1.1K | 320

SQUAWK ON THE STREET

SHARE

BlackRock CEO Larry Fink: We're at the beginning of the tokenization of all assets


BLACKROCK I
INTRA DAY 1,187.14
+32.02
+2.77%
10-YR +268.14%
1,250
917
583
250
16
18
20
22
24
MARKET ALERT
FINK ON Q3 RESULTS
CNBC
STREAM CNBC+

WALL STREET: Many are building projects on Ethereum


rip.eth
@ripdoteth
the financial system is being rebuilt on ethereum
BlackRock
J.P.Morgan
UBS
Swift
VISA
shopify
DWS
SAP
BNY
Robinhood
中国银行
BANK OF CHINA
HSBC
FRANKLIN TEMPLETON
Fidelity
Deutsche Bank
coinbase
WISDOMTREE
DBS
caceis
INVESTOR SERVICES
BaillieGifford
GUGGENHEIM
VanEck
ChinaAMC
nab

Souce: X.com

TVL: Ethereum dominates


OP Mainnet: (0.31%)
Vaulta: (0.31%)
Polygon: (0.89%)
Avalanche: (1.66%)
Arbitrum: (2.63%)
Tron: (4.76%)
BSC: (6.12%)
Bitcoin: (6.48%)
Solana: (8.85%)
Ethereum: (67.99%)
DefiLlama

Souce: Fundstrat

ETH/BTC ratio: 2025 tailwinds argue for ATH in ratio


ETH/BTC:
????
ETH/BTC:
0.08727
8-yr avg:
0.04790
ETH/BTC:
0.03314
0.10000
0.09000
0.08000
0.07000
0.06000
0.05000
0.04000
0.03314
0.03115
0.02000
Log
2018
2019
2020
2021
2022
2023
2024
2025
XETUSD Curncy (XET-USD Cross Rate) ETH BTC vBMNR Daily 08FEB2018-30DEC2025
Copyright© 2025 Bloomberg Finance L.P.
16-Nov-2025 08:36:36

Souce: Bloomberg and Fundstrat

ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

8-yr avg: 0.0479 | 2021 high: 0.0873 | ETH "payment rails": 0.2500

BTC Price	0.0239	0.0359	0.0479	0.0598	0.0873	0.1250	0.2500	0.3500
100,000	2,393	3,590	4,786	5,983	8,727	12,500	25,000	35,000
125,000	2,991	4,487	5,983	7,478	10,909	15,625	31,250	43,750
150,000	3,590	5,384	7,179	8,974	13,091	18,750	37,500	52,500
200,000	4,786	7,179	9,572	11,965	17,454	25,000	50,000	70,000
250,000	5,983	8,974	$11,965	14,956	$21,818	31,250	$62,500	87,500
500,000	11,965	17,948	23,930	29,913	43,635	62,500	125,000	175,000
1,000,000	23,930	35,895	47,860	59,825	87,270	125,000	$250,000	350,000

Souce: Fundstrat

Illustrative | For Discussion Purposes

BMNR: Stock price follows ETH price


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ticker:
BMNR
BMNR US Equity
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BMNR: Stock price follows ETH price

ticker: BMNR


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BMNR US Equity
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XETUSD Curncy

**Coefficient:
0.015 * ETH + ETH/share accretion

BITMINE BMNR

BMNR: Stock price follows ETH price


BMNR:
$5,000
$5,000
ticker:
BMNR
BMNR:
$1,500
$1,500
BMNR:
$500
$500
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BMNR US Equity
60
55
50
45
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XETUSD Curncy
$22,000
$22,000
$62,500
$250,000

**Coefficient:
0.015 * ETH + ETH/share accretion

Illustrative | For Discussion Purposes

SHARES: Splitting shares requires more shares

ETH price		Implied BMNR price**	Required split (to reset to $25)
$22,000	→	$500	**20:1**
$62,500	→	$1,500	**60:1**
$250,000	→	$5,000	**100:1**

**Coefficient:
0.015 * ETH + ETH/share accretion

SHARES: Splitting shares requires more shares

ETH price		Implied BMNR price**	Required split (to reset to $25)
$22,000	→	$500	**20:1**
$62,500	→	$1,500	**60:1**
$250,000	→	$5,000	**100:1**


S/O 12/9/25
426
$500
426
$1,500
426
$5,000
426
New
50,000

**Coefficient:
0.015 * ETH + ETH/share accretion

SHARES: Splitting shares requires more shares

ETH price		Implied BMNR price**	Required split (to reset to $25)
$22,000	→	$500	**20:1**
$62,500	→	$1,500	**60:1**
$250,000	→	$5,000	**100:1**


S/O 12/9/25
426
$500
426
8,517
$1,500
426
25,550
$5,000
426
42,584
New
50,000

**Coefficient:
0.015 * ETH + ETH/share accretion

SHARES: Why the need to increase authorized shares


WHYYYY

Illustrative | For Discussion Purposes

SHARES: Why the need to increase authorized shares

- **Capital markets activities, including ATM, convertibles, warrants**
- **Opportunistic acquisitions, need shares**
- **Needed to accommodate share splits**

Shareholder Vote Deadline:

11:59pm ET Jan 14, 2026

Vote **YES**

BitMine Chairman's Message - December 2025

December 29, 2025


BitMine Chairman's Message | Tom Lee on BMNR S...
The Chairman's Message
Shareholder Vote Deadline - Jan 14, 2026
BitMine
The Alchemy of 5%
BMNR
BitMine
The Alchemy of 5%

Tom Lee, Chairman of BitMine Immersion Technologies and Head of Research at Fundstrat Global Advisors, delivers an important Chairman's Message focused on the upcoming shareholder vote. Tom outlines the voting deadline, explains how...

View Presentation

Watch on YouTube

Shareholder Meeting: January 15, 2026

Vote YES


Encore
Wynn

BitMine will hold its annual shareholder meeting at the Wynn Las Vegas on January 15, 2026

Illustrative | For Discussion Purposes

Thank You!

Vote YES